Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for LB-UBS Commercial Mortgage
Trust 2004-C6 Commercial Mortgage Pass-Through Certificates, Series 2004-C6 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

Bank of New York
19,720,000
25%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
21,760,000
28%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
27,525,000
35%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Northern Trust
5,025,000
6%
801 S. Canal C-IN
Chicago, IL 60607

SSB&T Co.
69,365,000
31%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

American Express
27,370,000
12%
929 AXP Financial Center
Minneapolis, MN 55474

LHMNGV/ Lehman Brothers Int'l
14,300,000
6%
70 Hudson Street
Jersey City, NJ 07302

Bank of New York
50,480,000
23%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
19,765,000
9%
14201 Dallas Parkway
Dallas, TX 75254

The Bank of New York
13,996,000
13%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
23,341,000
21%
14201 Dallas Parkway
Dallas, TX 75254

Citibank
34,000,000
31%
3800 Citibank Center B3-15
Tampa, FL 33610

Mellon Trust
7,459,000
7%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co.
21,639,000
20%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Citibank
5,100,000
8%
3800 Citibank Center B3-15
Tampa, FL 33610

The Bank of New York
40,425,000
67%
One Wall Street
New York, NY 10286
JP Morgan Chase Bank NA
3,375,000
6%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
10,350,000
17%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase Bank NA
15,900,000
29%
14201 Dallas Parkway
Dallas, TX 75254

Citibank
5,000,000
9%
3800 Citibank Center B3-15
Tampa, FL 33610

SSB&T Co.
16,850,000
31%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

CS First Boston
12,000,000
22%
51 Mercedes Way
Edgewood, NY 11717

UBS Securities
4,000,000
7%
299 Park Avenue
New York, NY 10171

Citibank
83,875,000
18%
3800 Citibank Center B3-15
Tampa, FL 33610

IBT
50,000,000
11%
200 Clarendon Street
9 th Floor
Boston, MA 02116

SSB&T Co.
31,700,000
7%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

The Bank of New York
55,000,000
18%
One Wall Street
New York, NY 10286

BNY/Wachovia
45,000,000
10%
1 Wall Street
5 th Floor
New York, NY 10286

Deutsche
38,930,000
8%
1251 Avenue of the Americas
New York, NY 10020

JP Morgan Chase Bank NA
55,250,000
19%
14201 Dallas Parkway
Dallas, TX 75254

Merrill Lynch Safekeeping
50,000,000
11%
4 Corporate Place
Piscataway, NJ 08854

A-1A
Federal Home Loan Bank
188,441,000
100%
155 Parkrun Drive
McLean, VA 22102
B
Citibank
2,000,000
15%
3800 Citibank Center B3-15
Tampa, FL 33610
JP Morgan Chase Bank NA
5,465,000
41%
14201 Dallas Parkway
Dallas, TX 75254

Mellon Trust
6,000,000
45%
525 William Penn Place, Su ite 3418
Pittsburgh, PA 15259

C
The Bank of New York
6,000,000
26%
One Wall Street
New York, NY 10286

Mellon Trust
5,000,000
21%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Citibank
7,000,000
30%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
5,564,000
24%
14201 Dallas Parkway
Dallas, TX 75254

D
The Bank of New York
4,000,000
26%
One Wall Street
New York, NY 10286
Citibank
6,148,000
41%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
5,000,000
33%
14201 Dallas Parkway
Dallas, TX 75254

E
The Bank of New York
7,466,000
55%
One Wall Street
New York, NY 10286

Citibank
3,000,000
22%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
3,000,000
22%
14201 Dallas Parkway
Dallas, TX 75254

F
The Bank of New York
5,000,000
33%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
3,000,000
20%
14201 Dallas Parkway
Dallas, TX 75254

Citibank
5,000,000
33%
3800 Citibank Center B3-15
Tampa, FL 33610

Mellon Trust
1,000,000
7%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Comerica
1,148,000
8%
411 West Lafayette
Detroit, MI 48226